========================================================================

                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                  ----------------------------------
                               Form 8-K
                  ----------------------------------

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): June 15, 2006

                        GIANT INDUSTRIES, INC.
      (Exact name of registrant as specified in its charter)


         Delaware                 1-10398             86-0642718
(State of jurisdiction of    (Commission File)      (IRS Employer
      incorporation)              Number)         Identification No.


     23733 North Scottsdale Road
          Scottsdale, Arizona                         85255
(Address of principal executive offices)            (Zip Code)


           Registrant's telephone number, including area code
                            (480) 585-8888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

========================================================================

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On June 15, 2006, Anthony J. Bernitsky, one of our directors, retired from his position with us.

     In addition, Gregory A. Barber, our chief accounting officer, has resigned from his position with us to pursue a new opportunity. His resignation is effective June 16, 2006. Mark B. Cox, our current chief financial officer, will assume Mr. Barber's responsibilities as chief accounting officer on an interim basis.

     On June 15, 2006, we issued a press release regarding these developments. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits

           99.1  Press Release, dated June 15, 2006.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        By: /s/ MARK B. COX
                           -------------------------------------------
                           Mark B. Cox
                           Executive Vice President and Chief
                           Financial Officer (Principal Financial Officer)

Date: June 15, 2006

                       INDEX TO EXHIBITS


Exhibit
Number        Description
-------       ----------------------------------------
 99.1         Press Release, dated as of June 15, 2006